Fees Summary	Sep. 18, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 645,372,000
Previously Paid Amount	0
Total Fee Amount	95,256.91
Total Offset Amount	0
Net Fee	$ 95,256.91